                                                                  EX - 10(83)

                     THIRD AMENDMENT TO CREDIT AGREEMENTS
                     ------------------------------------

         THIRD AMENDMENT TO CREDIT AGREEMENTS (this "Amendment"), dated as of November 22, 1997, among HARRAH'S ENTERTAINMENT, INC. ("Parent"), HARRAH'S OPERATING COMPANY, INC. (the "Company"), MARINA ASSOCIATES ("Marina"), the various lending institutions party to the Credit Agreements referred to below (the "Banks"), BANKERS TRUST COMPANY, THE BANK OF NEW YORK, CIBC INC., CREDIT LYONNAIS, ATLANTA AGENCY, WELLS FARGO BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, NATIONSBANK, N.A. (SOUTH), SOCIETE GENERALE and THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Agents (the "Agents"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the 5-Year Credit Agreement or the 364-Day Credit Agreement, as the case may be, referred to below.

                               W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Parent, the Company, Marina, the Banks, the Agents and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995 (as amended, modified or supplemented through the date hereof, the "5-Year Credit Agreement");

         WHEREAS, Parent, the Company, Marina, the Banks, the Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1995 (as amended, modified or supplemented through the date hereof, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements"); and

         WHEREAS, the parties hereto wish to amend the Credit Agreements as herein provided;

         NOW, THEREFORE, it is agreed:

         1. Section 9.04(xvi) of the 5-Year Credit Agreement is hereby amended by inserting the text ", the Jazz Casino Minimum Payment Guaranty" immediately after the words "the Jazz Casino Loan Guaranty" appearing therein.

         2. Section 8.04(xvi) of the 364-Day Credit Agreement is hereby amended by inserting the text ", the Jazz Casino Minimum Payment Guaranty" immediately after the words "the Jazz Casino Loan Guaranty" appearing therein.

         3. Section 9.05(iii) of the 5-Year Credit Agreement is hereby deleted in its entirety and the following new Section 9.05(iii) is inserted in lieu thereof:

         "(iii)    on and after the Jazz Casino Trigger Date, Parent and/or
    the Company may enter into (x) the Jazz Casino Completion Guaranties, the Jazz Casino Bank Guaranties, the Jazz Casino Loan Guaranty and the Jazz Casino Indemnity Arrangements and perform their respective obligations thereunder, and make (or deemed to make) Jazz Casino Completion Obligation Loans to Jazz Casino as a result of such performance and (y) the Jazz Casino Minimum Payment Guaranty and perform their respective obligations thereunder so long as their aggregate exposure thereunder (including the amount of any unreimbursed guarantee drawings thereunder) does not exceed $100,000,000 (plus any applicable interest and attorneys' fees) at any time outstanding; and".

         4. Section 8.05(iii) of the 364-Day Credit Agreement is hereby deleted in its entirety and the following new Section 8.05(iii) is inserted in lieu thereof:

         "(iii)    on and after the Jazz Casino Trigger Date, Parent and/or
    the Company may enter into (x) the Jazz Casino Completion Guaranties, the Jazz Casino Bank Guaranties, the Jazz Casino Loan Guaranty and the Jazz Casino Indemnity Arrangements and perform their respective obligations thereunder, and make (or deemed to make) Jazz Casino Completion Obligation Loans to Jazz Casino as a result of such performance and (y) the Jazz Casino Minimum Payment Guaranty and perform their respective obligations thereunder so long as their aggregate exposure thereunder (including the amount of any unreimbursed guarantee drawings thereunder) does not exceed $100,000,000 (plus any applicable interest and attorneys' fees) at any time outstanding; and".

         5. Section 11.01 of the 5-Year Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

         "Jazz Casino Minimum Payment Guaranty" shall mean the guaranty to be issued by Parent and/or the Company in favor of the Louisiana Gaming Control Board guaranteeing Jazz Casino's minimum payment obligation to the Louisiana Gaming Control Board of $100,000,000 per year.

         6. Section 10.01 of the 364-Day Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

         "Jazz Casino Minimum Payment Guaranty" shall mean the guaranty to be issued by Parent and/or the Company in favor of the Louisiana Gaming Control Board guaranteeing Jazz Casino's minimum payment obligation to the Louisiana Gaming Control Board of $100,000,000 per year.

         7. In order to induce the Banks to enter into this Amendment, Parent and each Borrower hereby represent and warrant that:

         (x) no Default or Event of Default exists on the Third Amendment Effective Date (as defined below), both before and after giving effect to this Amendment; and

         (y) all of the representations and warranties contained in each Credit Agreement shall be true and correct in all material respects on and as of the Third Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

         8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreements or any other Credit Document.

         9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Parent, the Company and the Administrative Agent.

         10. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

         11. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when Parent, the Borrowers and the Required Banks under, and as defined in, each Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

         12. From and after the Third Amendment Effective Date, all references in the Credit Agreements and the other Credit Documents to each Credit Agreement shall be deemed to be references to each such Credit Agreement as amended hereby.

                                 *     *     *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 HARRAH'S ENTERTAINMENT, INC.


                                 By          Charles L. Atwood
                                      ----------------------------------------
                                   Title:    Vice President


                                 HARRAH'S OPERATING COMPANY, INC.


                                 By          Charles L. Atwood
                                      ----------------------------------------
                                   Title:     Vice President


                                 MARINA ASSOCIATES


                                 By: HARRAH'S ATLANTIC CITY, INC.,
                                       a general partner


                                 By          Stephen H. Brammell
                                      ----------------------------------------
                                   Title:     Assistant Secretary


                                 By: HARRAH'S NEW JERSEY, INC.,
                                       a general partner


                                 By          Stephen H. Brammell
                                      ----------------------------------------
                                   Title:     Assistant Secretary

                                 BANKERS TRUST COMPANY,
                                   Individually,
                                   as Administrative Agent
                                   and as an Agent


                                 By          /s/ Mary Kay Coyle
                                      ----------------------------------------
                                   Title:    Managing Director


                                 THE BANK OF NEW YORK,
                                   Individually and as an
                                   Agent


                                 By          /s/ Ann Marie Hughes
                                      ----------------------------------------
                                   Title:     ANN MARIE HUGHES
                                              Assistant Vice President


                                 CIBC INC., Individually and
                                   as an Agent


                                 By          /s/ Cheryl L. Root
                                      ----------------------------------------
                                   Title:     CHERYL ROOT
                                              EXECUTIVE DIRECTOR
                                              CIBC Oppenheimer Corp.,
                                              AS AGENT


                                 CREDIT LYONNAIS, ATLANTA AGENCY,
                                   Individually and as an Agent


                                 By          /s/  David M. Caurse
                                      ----------------------------------------
                                   Title:

                                 CREDIT LYONNAIS CAYMAN ISLAND
                                   BRANCH


                                 By          /s/ David M. Caurse
                                      ----------------------------------------
                                   Title:


                                 THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, NEW YORK BRANCH,
                                   Individually and as an Agent


                                 By          /s/ Philip Marsden
                                      ----------------------------------------
                                   Title:     SVP


                                 NATIONSBANK, N.A. (SOUTH),
                                   Individually and as an Agent,


                                 By          /s/ Mark D. Halmrast
                                      ----------------------------------------
                                   Title:     Vice President


                                 SOCIETE GENERALE, Individually and
                                   as an Agent


                                 By           /s/ Donald L. Schubert
                                      ----------------------------------------
                                   Title:     Donald L. Schubert
                                                Vice President

                                 THE SUMITOMO BANK, LIMITED,
                                   ATLANTA AGENCY, Individually
                                   and as an Agent


                                 By          /s/ Masayuki Fukushima
                                      ----------------------------------------
                                   Title:     MASAYUKI FUKUSHIMA
                                              JOINT GENERAL MANAGER


                                 WELLS FARGO BANK, N.A.,
                                   Individually and as Agent


                                 By          /s/ Sue Fuller
                                      ----------------------------------------
                                   Title:     Vice President


                                 ABN AMRO BANK N.V., SAN FRANCISCO
                                   BRANCH

                                 By: ABN AMRO NORTH AMERICA,
                                     INC., AS ITS AGENT


                                 By          /s/ Jeffrey A. French
                                      ----------------------------------------
                                   Title:     Jeffrey A. French
                                                Group Vice President &
                                                   Director


                                 By          /s/ Michael Tolentino
                                      ----------------------------------------
                                   Title:     Michael Tolentino
                                              Assistant Vice President
                                                & Credit Analyst

                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVING ASSOCIATION


                                 By          /s/ Scott Faber
                                      ----------------------------------------
                                   Title:     Vice President


                                 THE BANK OF NOVA SCOTIA


                                 By          /s/ F. C. H. Ashby
                                      ----------------------------------------
                                   Title:     F.C.H. Ashby
                                              Senior Manager
                                              Loan Operations


                                 COMMERZBANK AG, LOS ANGELES BRANCH


                                 By          /s/ John Korthuis
                                      ----------------------------------------
                                   Title:     John Korthuis, Vice President


                                 By          /s/ Karla Wirth
                                      ----------------------------------------
                                   Title:  Karla Wirth, Asst. Treasurer


                                 THE DAI-ICHI KANGYO BANK, LTD.


                                 By
                                      ----------------------------------------
                                        Title:

                                 DEPOSIT GUARANTY NATIONAL BANK


                                 By          /s/ Larry C. Ratzlaff
                                      ----------------------------------------
                                   Title:    SENIOR VICE PRESIDENT


                                 FIRST AMERICAN NATIONAL BANK


                                 By
                                      ----------------------------------------
                                   Title:


                                 FIRST NATIONAL BANK OF COMMERCE


                                 By          /s/ Louis Ballero
                                      ----------------------------------------
                                   Title:    LOUIS BALLERO
                                             SENIOR VICE PRESIDENT


                                 FIRST TENNESSEE BANK NATIONAL
                                   ASSOCIATION


                                 By          /s/ James H. Moore, Jr.
                                      ----------------------------------------
                                   Title:    Vice President


                                 FLEET BANK, N.A.


                                 By          /s/ John F. Cullinan
                                      ----------------------------------------
                                   Title:    SVP

                                 HIBERNIA NATIONAL BANK


                                 By
                                      ----------------------------------------
                                   Title:


                                 THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED


                                 By          /s/ Kazuo Iida
                                      ----------------------------------------
                                   Title:    KAZUO IIDA
                                             General Manager


                                 THE MITSUBISHI TRUST & BANKING
                                   CORP.


                                 By          /s/ T. Hayashi
                                      ----------------------------------------
                                   Title:    Senior Vice President


                                 PNC BANK, NATIONAL ASSOCIATION
                                 (Successor by merger to Midlantic
                                  Bank, N.A.)


                                 By          /s/ Lawrence F. Zema, VP
                                      ----------------------------------------
                                   Title:    Lawrence F. Zema
                                             Vice President

                                 THE SANWA BANK, LIMITED,
                                   ATLANTA AGENCY


                                 By
                                      ----------------------------------------
                                   Title:


                                 SUNTRUST BANK, NASHVILLE, N.A.


                                 By          /s/ Renee D. Drake
                                      ----------------------------------------
                                   Title:    Renee D. Drake
                                             Vice President


                                 THE TOKAI BANK, LIMITED,
                                   NEW YORK BRANCH


                                 By
                                      ----------------------------------------
                                   Title:


                                 UNITED STATES NATIONAL BANK
                                   OF OREGON


                                 By          /s/ Dale Parshall
                                      ----------------------------------------
                                   Title:    Vice President

                                 WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE, NEW YORK BRANCH


                                 By          /s/ Alan S. Bookspan
                                      ----------------------------------------
                                   Title:    Alan S. Bookspan
                                             Vice President


                                 By          /s/ James C. Veneau
                                      ----------------------------------------
                                   Title:    Analyst


                                 FIRST SECURITY BANK OF UTAH


                                 By
                                      ----------------------------------------
                                   Title:


                                 ERSTE BANK DER OESTERREICHISCHEN
                                 SPARKASSEN AG (f/k/a/ GIROCREDIT BANK
                                 AG DER SPARKASSEN)


                                 By        /s/ John Redding   /s/ John Runnion
                                      ----------------------------------------
                                   Title:    John Redding        John Runnion
                                             VP                  FVP